                                                                   Exhibit 10.25

                        TRANSPONDER LICENSES AGREEMENT
                        ------------------------------


     THIS TRANSPONDER LICENSES AGREEMENT is made and entered effective as of the 1st day of January, 1995, by and between Jones Satellite Holdings, Inc., ("Satellite Holdings"), Jones Galactic Radio, Inc. ("JGR") and Mind Extension University, Inc. ("ME/U").

                                   RECITALS
                                   --------

     A. Satellite Holdings has entered into that certain G-5 Satellite Transponder Service Agreement dated August 30, 1989, between Hughes Communications Galaxy, Inc. ("Hughes") and itself (the "Transponder Agreement").

     B. Pursuant to the Transponder Agreement, Satellite Holdings is entitled to use Transponder No. 21, on domestic communications satellite G-5 (the "Transponder") on a full-time basis.

     C. JGR and ME/U require use of the Transponder and Satellite Holdings desires to accommodate such usage, all according to the terms and conditions of this Agreement.

     D.  JGR and ME/U are hereafter referred to as the "Networks".

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

     1.  Licenses.  Satellite Holdings hereby grants to each of the Networks a
         --------
license to use the Transponder on the terms and conditions set forth in this Agreement. No Network shall have the right to preempt any other Network.

     2  Term.  This Agreement shall commence on the effective date hereof and
        ----
shall continue, unless otherwise terminated by Space Segment, through May 7, 2004.

     3  Payments.  Space Segment shall receive from each full-time Network the
        --------
amount listed in Schedule A each month during the term of this Agreement as a license fee. Partial months shall be pro-rated.

     4.  Termination.  This Agreement may be terminated as to a Network at any
         -----------
time by Satellite Holdings by giving such Network at least thirty (30) days prior written notice of its desire to terminate this Agreement; provided, however, that Satellite Holdings agrees not to exercise its right to terminate this Agreement in such a manner as to cause substantial disruption to uses already scheduled to be made of the Transponder. In addition, this Agreement may be terminated at any time by Satellite Holdings in the event that Hughes terminates its consent to the use of the Transponder as provided herein.

     5.  Representations.  The Networks agree not to use the Transponder for any
         ---------------
unlawful purpose, to at all times comply with applicable laws and regulations relating to its use of the Transponder, and to comply with and be bound by the terms and conditions of the Transponder Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                         JONES SATELLITE HOLDINGS, INC.,
                         a Colorado corporation

                         By: /s/ Glenn R. Jones
                            ------------------------------


                         JONES GALACTIC RADIO, INC.,
                         a Colorado corporation

                         By: /s/ Gregory J. Liptak
                            ------------------------------


                         MIND EXTENSION UNIVERSITY, INC.
                         a Colorado corporation

                         By: /s/ Gregory J. Liptak
                            ------------------------------

14410

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

JONES SATELLITE HOLDINGS, INC.
SCHEDULE A

                                                    Monthly Amount Due From
                                                    -----------------------
    Calendar          Annual      Monthly
      Year            Amount      Amount               JGR          MEU
- -----------------  -------------  -------           ----------  -----------
      1995           2,785,200    232,100               58,025      174,075
      1996           2,785,200    232,100               58,025      174,075
      1997           2,785,200    232,100               58,025      174,075
      1998           2,785,200    232,100               58,025      174,075
      1999           2,785,200    232,100               58,025      174,075
      2000           2,785,200    232,100               58,025      174,075
      2001           2,785,200    232,100               58,025      174,075
      2002           2,785,200    232,100               58,025      174,075
      2003           2,785,200    232,100               58,025      174,075
      2004             928,400     77,367               19,342       58,025


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